PROMISSORY NOTE


U.S. $4,000,000


                   FOR VALUE RECEIVED, the undersigned promises to pay to or to the order of THE SECOND CUP LTD. ("TSCL") at its head office in Toronto,
Ontario, or at such other place designated by TSCL, in lawful money of the United States, the principal amount indicated from time to time on the grid schedule attached hereto (the "Principal Amount") evidencing the amount outstanding from time to time under that certain letter loan agreement dated the day of May 19, 1998, between the undersigned and TSCL (the "Loan Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  The Principal Amount shall bear interest in the manner specified in the Loan Agreement, which interest shall be calculated in accordance with the terms and conditions of the Loan Agreement.

                  All payments of the Principal Amount and interest shall be made in accordance with the terms and conditions set forth in the Loan Agreement.

                  This promissory note is issued pursuant to the Loan Agreement and is subject to all of the provisions thereof.

                  The undersigned hereby waives presentment for payment, demand, notice of non-payment, notice of protest of this promissory note, and all other notices in connection with the delivery, acceptance, performance, or enforcement of, or default under, this promissory note, and waives diligence in collection or bringing suit with respect to this promissory note.

                  This promissory note and every part hereof shall be binding upon the undersigned and its successors and shall enure to the benefit of, and be enforceable by, TSCL and any of its successors and permitted assigns.

                  This promissory note shall be governed by, and interpreted in accordance with, the Laws of the Province of Ontario and the Laws of Canada applicable therein. The undersigned hereby irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising under or related to this promissory note.

                  This promissory note may be signed by facsimile signature.

                  The undersigned hereby agrees that any and all costs and expenses incurred by TSCL in connection with the enforcement of, or default under, this promissory note shall be for the account of the undersigned.



                  DATED the 19th day of May, 1998.


                                   COFFEE PEOPLE, INC.


                                   Per:/s/ Kenneth B. Ross
                                       ----------------------------
                                       (Authorized Signing Officer)







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

                                                                GRID SCHEDULE


============================== ================================ ============================ ==========================
            Date                Amount of Advance/(Repayment)      Outstanding Principal        Accrued and Unpaid
                                  under the Loan Agreement             Amount Owing                  Interest
------------------------------ -------------------------------- ---------------------------- --------------------------

------------------------------ -------------------------------- ---------------------------- --------------------------

------------------------------ -------------------------------- ---------------------------- --------------------------

============================== ================================ ============================ ==========================
